SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to Section 14(a)
                            of the Securities Exchange Act of 1934

Filed by the Registrant      [X]

Filed by a Party other than the Registrant      [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(6)(2))

[_]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                        OCONEE FINANCIAL CORPORATION
              ------------------------------------------------
              (Name of Registrant as Specified in its Charter)
                                    N/A
              ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]    No fee required.

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
                              N/A
            -------------------------------------------------------------------

       (2)  Aggregate number of class of securities to which transaction applies:
                              N/A
            -------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

       [_]  Fee paid previously with preliminary materials.

       [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

       (1)  Amount previously paid:                           N/A
                                   --------------------------------------------
       (2)  Form, Schedule or Registration Statement No.:     N/A
                                                         ----------------------
       (3)  Filing Party:                                     N/A
                         ------------------------------------------------------
       (4)  Date Filed:                                       N/A
                       --------------------------------------------------------

                        OCONEE FINANCIAL CORPORATION
                        ----------------------------

                            35 North Main Street
                      Watkinsville, Georgia 30677-0205

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 3, 1999

     The annual meeting of shareholders of Oconee Financial Corporation (the "Corporation ") will be held on May 3, 1999, at 7:30 P.M. at Oconee County Civic Center, 2661 Hog Mountain Road, Watkinsville, Georgia, for the purposes of considering and voting upon:


     1. The election of 11 directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and

     2. Such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 31, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     The Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

     ALSO ENCLOSED IS A COPY OF THE CORPORATION'S 1998 ANNUAL REPORT.



                                   By Order of the Board of Directors,


                                   Jerry K. Wages
                                   Corporate Secretary


April 19, 1999

   ________________________________________________________________________
   |                                                                       |
   | PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR | | VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY. |
   |_______________________________________________________________________|

                        OCONEE FINANCIAL CORPORATION
                            35 North Main Street
                      Watkinsville, Georgia 30677-0205

                               PROXY STATEMENT


SHAREHOLDERS' MEETING

     This Proxy Statement is furnished in connection with the solicitation of Proxies by Oconee Financial Corporation (the " Corporation") for use at the annual meeting of shareholders of the Corporation to be held on May 3, 1999, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 19, 1999.


REVOCATION OF PROXIES

     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Corporation. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon.
IF THE PROXY IS RETURNED BUT NO CHOICE IS SPECIFIED THEREON, IT WILL BE VOTED FOR ALL THE PERSONS NAMED BELOW UNDER THE CAPTION "INFORMATION ABOUT NOMINEES."


COST OF SOLICITATION

     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Corporation. Copies of solicitation materials may be furnished to banks, brokerage houses, and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Corporation's Common Stock, par value $10.00 per share (the "Common Stock"), and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Corporation may solicit Proxies in person or by telephone.


BENEFICIAL OWNERSHIP OF SECURITIES AND VOTING RIGHTS

     The record of shareholders entitled to vote at the annual meeting was taken as of the close of business on March 31, 1999. On that date, the Corporation had outstanding and entitled to vote 180,000 shares of Common Stock, each entitled to one vote per share.

     The following table provides the numbers of shares and percentage of outstanding shares of the Common Stock which were beneficially owned as of March 31, 1999, by (i) "persons" (as that term is defined by the SEC) who are known to the Corporation to be the beneficial owners of more than 5% of the Common Stock (the Corporation's only class of voting securities); (ii) the present directors of the Corporation; (iii) the executive officers of the Corporation and (iv) all directors and executive officers of the Corporation as a group.

                                                                                         Shares
            Name of Beneficial Owner                      Beneficially Owned         Percent of Class
            ------------------------                      ------------------         ----------------
G. Robert Bishop <F1>                                             2,551                     1.4
Steve W. Denman <F2>                                                124                      *
Douglas D. Dickens <F3>                                           3,542                     2.0
Walter T. Evans, Sr. <F4>                                           150                      *
John A. Hale <F5>                                                 1,758                      *
B. Amrey Harden <F6>                                                800                      *
Hardigree Properties, LLLP <F7>                                   9,428                     5.2
Donald L. Jesweak <F8>                                               80                      *
Henry C. Maxey <F9>                                                   4                      *
Carl R. Nichols <F10>                                                50                      *
Ann B. Powers <F11>                                               3,054                     1.7
Jerry K. Wages <F12>                                                 65                      *
Virginia S. Wells <F13>                                          51,720                    28.7
All directors and executive officers as a group                  63,898                    35.5
(12 persons)

__________________

*      Less than 1%.

<F1>   Includes 2,065 shares held jointly with his wife.  Also includes
       226 shares held jointly with his sons; 160 shares held jointly in his wife's name with his daughter; and 100 shares held jointly in wife's name with his son. Mr. Bishop's address is 1741
       Experiment Station Road, Watkinsville, Georgia  30677.

<F2>   Includes 124 shares held jointly with his wife.  Mr. Denman's address is 1870 Broadlands Drive, Watkinsville, Georgia  30677.

<F3>   Includes 273 shares held jointly with his wife.  Also includes
       3,264 shares held in the name of Dickens Farms, Inc. and 5 shares held in the name of his daughter. Mr. Dickens' address is 3980 Hog Mountain Road, Watkinsville, Georgia 30677.

<F4>   Mr. Evans' address is 1291 Evans Road, Watkinsville, Georgia
       30677.

<F5>   Includes 1,758 shares held jointly with his wife.  Mr. Hale's address is 5750 Colham Ferry Road, Watkinsville, Georgia  30677.


                                     -4-

<F6>   Includes 800 shares held jointly with his wife.  Mr. Harden's address is 1100 Briar Lakes Court, Watkinsville, Georgia  30677.

<F7>   C.G. Hardigree, Jr. and Joyce C. Hardigree serve as general partners of Hardigree Properties, LLLP. The address of Hardigree Properties, LLLP is 1660 Old Bishop Road, Watkinsville, Georgia 30677.

<F8>   Includes 30 shares held jointly with his wife.  Also includes 50 shares held in the name of his wife jointly with his wife's parents. Mr. Jesweak's address is 1001 Kings Court,
       Watkinsville, Georgia  30677.

<F9>   Includes 4 shares held jointly with his wife.  Mr. Maxey's address is 1181 Maxey Road, Bishop, Georgia  30621.

<F10>  Includes 50 shares held by Reliance Trust Company as
       custodian for the benefit of Mr. Nichols. Mr. Nichols' address is 405 Gaines School Road, Athens, Georgia 30605.

<F11>  Includes 1,920 shares held jointly with her husband and 534 shares held by Ms. Powers as custodian for her minor son and daughter. Ms. Powers' address is 1051 Rose Creek Drive,
       Watkinsville, Georgia  30677.

<F12>  Includes 65 shares held jointly with his wife.  Mr. Wages'
       address is 1160 Station Drive, Watkinsville, Georgia 30677.

<F13>  Includes 13,848 shares held jointly with her daughters and
       6,684 shares held by a trust established under the will of Hubert
       H. Wells. Ms. Wells is a co-trustee under the will. Ms. Wells' address is 1170 Mountain Laurel Drive, Watkinsville, Georgia 30677.


ELECTION OF DIRECTORS

     The By-Laws of the Corporation provide that the Board of Directors shall consist of 11 directors. The number of directors may be increased or decreased from time to time by the shareholders by amendment of the By-Laws. The term of office for directors, except in the case of earlier death, resignation, retirement, disqualification or removal, continues until the next annual meeting and until their successors are elected and qualified.

     Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than 11 nominees.

     The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is required for election of the nominees named below. A quorum is present when the holders of more than one-half of the shares outstanding and entitled to vote on the record date are present in person or by proxy. An abstention or a broker non-vote would be included in determining whether a quorum is present at the meeting but would have no effect on the outcome of the vote for election of directors. Management of the Corporation has no reason to believe that any nominee will not serve if elected. All of the nominees are currently directors of the Corporation. The Board of Directors recommends a vote "FOR" the proposed nomination and election of the individuals listed below, and the enclosed Proxy will be so voted unless the shareholder executing the Proxy specifically votes against the election of nominees listed below or abstains from voting by marking the appropriately designated block on the Proxy.


INFORMATION ABOUT NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

     DIRECTORS AND EXECUTIVE OFFICERS. The following table sets forth the name of each director and executive officer of the Corporation, his or her age, positions held with the Corporation and a brief description of his or her principal occupation and business experience for the preceding five years. Except as otherwise indicated, each director has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years. Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting or until their successors are elected and qualified.

     All of the following directors are nominees for the term to expire in 2000.


NAME                   AGE   BUSINESS EXPERIENCE
----                   ---   -------------------

G. Robert Bishop       52    A director since 1991.  He is employed as Regional
                             Office Manager of the State of Georgia Department of Natural Resources. He is a member of the Audit, Executive, Grievance, and Technology Committees of the Corporation.

Steve W. Denman        48    A director since 1992, he is the owner of the
                             Steve W. Denman Insurance Agency. He is a member of the Budget, By-Laws, Insurance, and Technology
                             Committees of the Corporation.

Douglas D. Dickens     47    A director since 1989.  On April 11, 1997 he was
                             elected Chairman of the Board of the Corporation.
                             Mr. Dickens is also President of Dickens Farms,
                             Inc. and is a Partner in Dickens Homebuilders LLP.
                             He is a member of the Budget, Executive, and Loan
                             Committees of the Corporation.

Walter T. Evans, Sr.   69    A director since 1984, he is retired from Georgia
                             Poultry Supply. He is a member of the By-Laws, Grievance, Loan, and Personnel Committees of the
                             Corporation.

John A. Hale           71    A director since 1982.  He was elected Vice
                             Chairman of the Board on April 11, 1997. Mr. Hale is retired as owner of Hale's Dairy. He is a member of the Audit, Executive, and Investment -
                             Asset/Liability Management Committees of the
                             Corporation.

B. Amrey Harden        44    A director since 1987, he has been President of the
                             Corporation since 1994.  He served as Executive
                             Vice President of the Bank from 1987 through 1994.
                             He is a member of the By-Laws, Investment - Asset/
                             Liability Management, and Loan Committees of the
                             Corporation.

Henry C. Maxey         57    A director since March 15, 1999.  He is the
                             President of Maxey Brothers, Inc. He is a member of the Grievance and Personnel Committees of the Corporation.

Carl R. Nichols        54    A director since January 16, 1998, he is the Owner
                             and President of Nichols Land & Investment Company.
                             He is a member of the Insurance and Investment -
                             Asset/Liability Management Committees of the
                             Corporation.

Ann B. Powers          51    A director since 1991, she is an Elementary School
                             Art Teacher with the Oconee County Board of
                             Education and a watercolor artist. She is a member of the Audit, By-Laws, Insurance, Investment -
                             Asset/Liability Management, and Personnel
                             Committees of the Corporation.


Jerry K. Wages         49    A director since 1994, he has also been Executive
                             Vice President, Chief Financial Officer and
                             Corporate Secretary since 1994.  He served as
                             Senior Vice President and Chief Financial Officer from 1989 through 1994. He is a member of the Investment - Asset/Liability Management, Loan, and
                             Technology Committees of the Corporation.

Virginia S. Wells      57    A director since 1990, she is the President and
                             CEO of Wells & Company Realtors, Inc., a property management and development company. She is a member of the Budget, Executive, Loan, and Technology Committees of the Corporation.

     There are no family relationships among any directors and executive officers of the Company.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation acquired all of the stock of the Bank on January 1, 1999. Prior to that time the Corporation, which was formed in 1998, had no assets or activity. The Board of Directors of the Bank held fifteen meetings during 1998. All of the Directors attended at least seventy-five percent (75%) of the meetings of the Board and committees of the Board on which they sat during their tenure as directors.

     AUDIT COMMITTEE. The Audit Committee consists of Messrs. Bishop, Hale and Powers. The Audit Committee held five meetings during the fiscal year 1998. The Audit Committee is responsible for establishing the scope, frequency, and review of internal and external audits conducted by the Corporation's certified public accountants and for providing policy and procedural direction for establishment and compliance to the Corporation's internal routines and controls.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation paid to the chief executive officer and each executive officer of the Bank and the Corporation whose salary and bonus exceeded $100,000 during the 1998 fiscal year for the fiscal years ending December 31, 1998, 1997 and 1996.

                                          SUMMARY COMPENSATION TABLE
                                              Annual Compensation
                                          --------------------------
          Name and                                                         Other Annual
     Principal Position                  Year           Salary ($)          Bonus($)<F1>       Compensation ($)<F2>
---------------------------------------------------------------------------------------------------------------------
B. Amrey Harden                          1998            100,000              26,774                 15,248
    President and Chief                  1997             95,000              11,118                 12,254
    Executive Officer                    1996             90,000              11,275                 12,883

Jerry K. Wages                           1998             88,525              19,273                 11,074
    Executive Vice President             1997             85,120               9,502                 10,531
    and Chief Financial Officer          1996             81,820               9,329                 11,248

Donald L. Jesweak                        1998             84,365              22,156                 10,897
    Senior Vice President                1997             81,315              11,002                 10,182
    and Senior Lending Officer           1996             78,185               9,530                 10,688

<F1> Includes incentive pay and bonuses.

<F2> Includes 401(k) matching and discretionary contributions from the Corporation.


DIRECTOR COMPENSATION

     Directors of the Bank received $400.00 per regularly scheduled Board meeting attended during 1998. In addition, directors receive $150.00 for special called Board meetings and Committee meetings attended during 1998. There is an overall annual fee cap of $12,000 per director.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Corporation has had, and expects to have in the future, banking transactions in the ordinary course of business with, directors and officers of the Corporation and their associates, including corporations in which such officers or directors are shareholders, directors and/or officers, on the same terms (including interest rates and collateral) as then prevailing at the time for comparable transactions with other persons. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

INFORMATION CONCERNING THE CORPORATION'S ACCOUNTANTS

     The certified public accounting firm of Porter Keadle Moore, LLP was the independent accountant for the Bank and the Corporation during the year ended December 31, 1998. Representatives of Porter Keadle Moore, LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Corporation anticipates that Porter Keadle Moore, LLP will be the Corporation's accountants for the current fiscal year.


SHAREHOLDERS PROPOSALS

     Proposals of shareholders intended to be presented at the Corporation's 2000 Annual Meeting must be received by December 18, 1999, in order to be eligible for inclusion in the Corporation's Proxy Statement and Proxies for that meeting.


OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of the Corporation knows of no matters other than those other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their best judgment as to what is in the best interest of the Corporation.


COMPLIANCE WITH SECTION 16(a)

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of the Corporation's Common Stock is required to file certain forms with the Securities and Exchange Commission ("SEC") or in the case of the Bank with the Federal Deposit Insurance Corporation (the "FDIC"). A report of beneficial ownership of the Corporation's Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter. In 1998 such reports were required to be filed with the FDIC. The Corporation believes that all filing requirements applicable to the Bank's officers and directors were complied with during the 1998 fiscal year.


ADDITIONAL INFORMATION

     The Corporation will furnish without charge a copy of its Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 1998, including financial statements and schedules, to any record or any beneficial owner of the Common Stock as of March 31, 1999 who requests a copy of such Report. Any request for the Report on Form 10-KSB should be in writing addressed to:



               Jerry K. Wages
               Executive Vice President & CFO
               Oconee Financial Corporation
               Post Office Box 205
               Watkinsville, Georgia  30677

     If the person requesting the Report on Form 10-KSB was not a shareholder of record on March 31, 1999, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to the Form 10-KSB will also be furnished on request and upon the payment of the Corporation's expenses in furnishing the exhibits.




                                   OCONEE FINANCIAL CORPORATION


                                   By Order of the Board of Directors,



                                   Jerry K. Wages
                                   Corporate Secretary



April 19, 1999

             COMMON STOCK OF OCONEE FINANCIAL CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF
         DIRECTORS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Douglas D. Dickens and B. Amrey Harden or either of them, with power of substitution to each, the proxies of the undersigned to vote all of the undersigned's shares of the Common Stock of Oconee Financial Corporation at the Annual Meeting of Shareholders of OCONEE FINANCIAL CORPORATION to be held at 7:30 p.m. at the Oconee County Civic Center, 2661 Hog Mountain Road, Watkinsville, Georgia, on May 3, 1999, and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE NOMINEES AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED.

ELECTION OF NOMINEES                      NOMINEES:  G. Robert Bishop, Steve W.
                                          Denman, Douglas D. Dickens, Walter T.
                                          Evans, Sr., John A. Hale, B. Amrey
                                          Harden, Henry C. Maxey, Carl R.
                                          Nichols, Ann B. Powers, Jerry K.
                                          Wages, and Virginia S. Wells.


FOR the nominees listed to the right      WITHHOLD AUTHORITY
                                          to vote for all nominees

            [__]                                   [__]

                                          WITHHOLD AUTHORITY
                                          to vote for an individual nominee

                                                   [__]

                                          Write name(s) below:

                                          _____________________________________

It is understood that this proxy confers discretionary authority in respect to matters now known or determined at the time of the mailing of the notice of the meeting to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 19, 1999 and the Proxy Statement furnished therewith.


                                                 _________________________, 1999
                                                 Dated and signed

                                                 _______________________________
                                                 Signature

                                                 _______________________________
                                                 Signature

(Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts, each owner should sign. Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.

     Please sign and return this proxy in the accompanying prepaid envelope.